Exhibit 4.1

COMMON STOCK COMMON STOCK FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF DYNAMIC OFFSHORE RESOURCES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: DYNAMIC OFFSHORE RESOURCES, INC. CORPORATE SEAL DELAWARE 2011 SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, N.Y.) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 267898 10 4 This Certifies that is the record holder of DOR © SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. – – – of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Shares Attorney THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) UNIF TRF MIN ACT– Custodian (until age) (Cust) under Uniform Transfers (Minor) to Minors Act (State) X X By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed